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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                              November 21, 1996

                         Access Financial Lending Corp.
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             (Exact name of registrant as specified in its charter)


           Delaware                     333-07837            41-1768416
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   (State or Other Jurisdiction        (Commission       (I.R.S. Employer
         of Incorporation)             File Number)      Identification No.)


       400 Highway 169 South
            Suite 400
    St. Louis Park, Minnesota                                  55426
    -------------------------                                ----------
       (Address of Principal                                 (Zip Code)
        Executive Offices)


Registrant's telephone number, including area code (612) 542-6500


                                    No Change
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          (Former name or former address, if changed since last report)


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

Item 2.     Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

            Access Financial Lending Corp. (the "Registrant") registered issuances of up to $1,500,000,000 principal amount of Mortgage Loan Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-07837) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Access Financial Mortgage Loan Trust 1996-4 (the "Trust") issued $239,765,000 in aggregate principal amount of its Mortgage Loan Pass-Through Certificates, Series 1996-4 (the "Certificates"), on November 21, 1996. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

            The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.2, dated as of November 1, 1996, among Access Financial Lending Corp., as seller (the "Seller") and master servicer (the "Master Servicer"), Access Financial Receivables Corp. (the "Depositor") and The Chase Manhattan Bank, as trustee (the "Trustee"). The Certificates consist of four classes of fixed rate certificates, the Class A-2 Group I Certificates, the Class A- 3 Group I
Certificates, the Class A-4 Group I Certificates, the Class A-5 Group I Certificates and three classes of variable rate certificates, the Class A-1 Group I Certificates, the Class A-6 Group II Certificates, and the Class A-7 Group III Certificates (collectively, the "Class A Certificates"). In addition to the Class A Certificates, the Trust will also issue a subordinate Class of Certificates (the "Class B Certificates") and one or more Classes of Residual Certificates. Only the Class A Certificates were issued pursuant to the Registration Statement. The Certificates initially evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

            The assets of the Trust consist primarily of a pool of fixed-rate, amortizing mortgage loans and adjustable rate amortizing mortgage loans which are secured by first or second liens on residential properties (the "Mortgage Loans").

            Interest distributions on the Class A Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-Through Rate for the Class A-1 Group I Certificates will be equal to the lesser of (i) the London interbank offered rate for one-month United States dollar deposits ("LIBOR") plus 0.110% per annum or (ii) the weighted average net coupon rate for the fixed rate mortgage loans as of the payment date. The Pass-Through Rate for the Class A-2 Group I Certificates, the

Class A-3 Group I Certificates and the Class A-4 Group I Certificates will be 6.250%, 6.450% and 6.775% per annum, respectively. The Pass-Through Rate for the Class A-5 Group I Certificates will be the lesser of (i) 7.150%, provided however that if the Trustee has not solicited bids for the purchase of the Mortgage Loans by the 90th day following the first payment date on which the aggregate principal balance of the Mortgage Loans has declined to 10% or less of the original aggregate principal balance of the Mortgage Loans, 7.650% or (ii) the weighted average net coupon rate for the fixed rate mortgage loans as of the payment date. The Pass-Through Rate for the Class A-6 Group II Certificates will be equal to the lesser of (i) LIBOR plus 0.285% per annum and (ii) the weighted average net coupon rate of the adjustable rate mortgage loans. The Pass-Through Rate for the Class A-7 Group III Certificates will be equal to the lesser of (i) LIBOR plus 0.275% per annum and (ii) the weighted average net coupon rate of the adjustable rate mortgage loans.

            The Class A-1 Group I Certificates have an aggregate principal amount of $32,500,000, the Class A-2 Group I Certificates have an aggregate principal amount of $10,696,000, the Class A-3 Group I Certificates have an aggregate principal amount of $17,700,000, the Class A-4 Group I Certificates have an aggregate principal amount of $18,500,000, the Class A-5 Group I Certificates have an aggregate principal amount of $15,017,000, the Class A-6 Group II Certificates have an aggregate principal amount of $98,304,000 and the Class A-7 Group III Certificates have an aggregate principal amount of $49,048,000.

            The Class B Certificates represent a beneficial ownership interest in a portion of the interest payments on the Mortgage Loans. Distributions on the Class B Certificates are calculated as described in the Pooling and Servicing Agreement.

            As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated November 7, 1996 and the Prospectus Supplement dated November 18, 1996, filed pursuant to Rule 424(b)(2) of the Act on November 21, 1996.


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

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(a)   Not applicable

(b)   Not applicable

(c)   Exhibits:

            1.1 Underwriting Agreement, dated November 14, 1996, among Access Financial Lending Corp., Prudential Securities Incorporated and J.P. Morgan Securities Inc.

            4.1 Purchase and Sale Agreement, dated as of November 1, 1996 between Access Financial Lending Corp. and Access Financial Receivables Corp.

            4.2 Pooling and Servicing Agreement, dated as of November 1, 1996, among Access Financial Lending Corp., as seller and master servicer, Access Financial Receivables Corp., as transferor, and The Chase Manhattan Bank, as trustee.

            10.1 Indemnification Agreement, dated as of November 1, 1996, among Access Financial Lending Corp., Access Financial Receivables Corp., Financial Security Assurance Inc., Prudential Securities Incorporated and J.P. Morgan Securities Inc.

                                   SIGNATURES

            Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                       ACCESS FINANCIAL LENDING CORP.
                           as Registrant and on behalf of ACCESS
                           FINANCIAL MORTGAGE LOAN TRUST 1996-4

                               By:/s/ Leslie Zejdlik Foster
                                  ----------------------------------
                                  Name:   Leslie Zejdlik Foster
                                  Title:  President


Dated:  December 6, 1996

                                  EXHIBIT INDEX

  Exhibit No.     Description
  -----------     -----------

      1.1 Underwriting Agreement, dated November 14, 1996, among Access Financial Lending Corp., Prudential Securities Incorporated and J.P. Morgan Securities Inc.

      4.1 Purchase and Sale Agreement, dated as of November 1, 1996 between Access Financial Lending Corp. and Access Financial Receivables Corp.

      4.2 Pooling and Servicing Agreement, dated as of November 1, 1996, among Access Financial Lending Corp., as seller and master servicer, Access Financial Receivables Corp., as transferor, and The Chase Manhattan Bank, as trustee.

      10.1 Indemnification Agreement, dated as of November 1, 1996, among Access Financial Lending Corp., Access Financial Receivables Corp., Financial Security Assurance Inc., Prudential Securities Incorporated and J.P. Morgan Securities Inc.